April 2012

Stratasys, Inc. and Objet Ltd. Combining to Create a Leader in 3D Printing








Building for Future Growth

Safe harbor statement

Statements in this presentation about Stratasys' beliefs, intentions and expectations, including statements regarding the expected timing and ultimate closing of the merger of Stratasys and Objet Ltd., as well as the benefits thereof, are forward-looking statements. The statements involve risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those projected in this presentation. Actual results may differ materially due to a number of factors, including risks and uncertainties relating to Stratasys' ability to penetrate the 3D printing market; the success of Stratasys' distribution agreement with HP; Stratasys' ability to achieve the growth rates experienced in preceding quarters; Stratasys' ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; Stratasys' timely development of new products and materials and market acceptance of those products and materials; the success of Stratasys' recent R&D initiative to expand the DDM capabilities of its core FDM technology; the success of Stratasys' RedEyeOnDemand™ and other paid parts services; and Stratasys' ability to complete its transaction with Objet Ltd. on the proposed terms and schedule and achieve the anticipated benefits of the transaction. These and other applicable factors are discussed in this presentation and in Stratasys' filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended 12/31/2011 and subsequent filings. Any forward-looking statements included in this presentation are as of the date they are given, and Stratasys does not intend to update them if its views later change, except as may be required by law. These forward-looking statements should not be relied upon as representing Stratasys views as of any date subsequent to the date they are given.

Important information for investors and shareholders

In connection with the combination of Objet and Stratasys pursuant to an Agreement and Plan of Merger (the "Merger"), Objet will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form F-4, which will include a proxy statement/prospectus of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys will concurrently file the same proxy statement/prospectus with the SEC and will mail it to Stratasys shareholders for purposes of soliciting proxies for voting in favor of approving the Merger at a special meeting of Stratasys stockholders called for the purpose of approving the Merger Agreement and the Merger. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT STRATASYS, OBJET AND THE PROPOSED TRANSACTION. The proxy statement/prospectus and other relevant materials (when they become available) and any other related documents filed with the SEC may be obtained free of charge on the SEC's website at www.sec.gov or via the Stratasys website at www.stratasys.com. Shareholders may also obtain a copy of the SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

Stratasys' executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Stratasys in connection with the Merger. Information about Stratasys' executive officers and directors and their ownership of Stratasys common stock will be set forth in Stratasys' amended Annual Report on Form 10-K for the year ended December 31, 2011, which will be filed with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Building for future industry growth


STRATASYS
3D Printers and Production Systems
Portfolio of Complementary Products
Driving Market Expansion
Expansive Customer Reach
Strong Leadership Team
OBJET

Combination creates a global leader in 3D printing space

Key deal highlights

Merger Structure	Stratasys and Objet to combine in a stock-for-stock merger
Ownership	55% owned by Stratasys shareholders and 45% owned by Objet shareholders on a fully diluted basis
Listing/Ticker	– NASDAQ: SSYS – Company name: Stratasys Ltd.
Board of Directors	4 seats designated by Stratasys and 4 seats designated by Objet; 1 additional seat designated by Stratasys and approved by Objet
Management	Blended management team led by Scott Crump as full-time Chairman, and current Objet CEO, David Reis, as the new CEO of the combined organization
Headquarters	Dual headquarters in Israel and Minnesota
Incorporation	Domiciled and incorporated in Israel; transaction is taxable for Stratasys shareholders
Synergies	– Significant potential from combining the sales and marketing functions of both companies, providing for market expansion and cross-selling of complementary product lines – Transaction expected to be accretive to cash EPS for Stratasys shareholders within the first 12 months after closing
Timing	Transaction expected to close Q3 2012, following customary regulatory review and approvals

Objet fast facts

Global 3D printing company, offering a wide range of high-performance products

- **3D printers and resin-based consumables**
  - More than 2,800 customers
  - Products range from entry-level to high-end printers
- **Leading innovators since 1998**
  - Proprietary PolyJet™ printing technology
  - Only technology with multi-material 3D printing capability
- **Growing revenue base**
  - 2011 revenue $121.1m
  - 2009 – 2011 CAGR 34%
- **History of profitability**
  - 2011 net income $14.7m
- **Based in Rehovot, Israel**
  - More than 430 employees



Cumulative System Sales
69
229
440
736
1,130
1,516
1,880
2,449
3,378
2003
2004
2005
2006
2007
2008
2009
2010
2011

Introduction to Objet offering

Objet offers a range of printers from the entry level to high end

Objet 3D printers deliver high resolution and print quality



Desktop Family
$19,900 – $31,900



Eden Family
$59,900 – $175,000



Connex Family
$160,000 – $240,000

Entry Level	Mid-Range	High End

- Advanced materials and features
- Increased tray size
- Increased capacity and duty cycle

Competitive advantages of Objet's printing systems

High resolution	✓
Fast print speed	✓
Wide range of consumable materials	✓
Office friendly	✓
Low pre/post printing time	✓
Scalable technology	✓
Multi-material printing	✓
Composite materials	✓

STRATASYS
3D Printers and Production Systems

Complementary technologies

Three distinct 3D printing platforms


STRATASYS
3D Printers and Production Systems
FDM®
PolyJet™
SolidScape®
OBJET

PolyJet™

- High-Performance Resins
- High Feature Detail & Finish
- Scalable Technology
- Multi-Material Printing

FDM®

- Production-Grade Thermoplastics
- Highly Durable Parts
- Office Friendly
- Functional Parts

SolidScape®

- Wax material
- Castability

Concept Modeling	Fit, Form Prototyping	Functional Prototyping	Direct Digital Manufacturing

Complementary product portfolios

Product portfolio to address a broad range of applications

Concept Modeling ($15,000 – $30,000)

STRATASYS

- Functional models
- Office friendly


uPrint


Dimension


Desktop Family

OBJET

- Highly detailed models
- Speed

Rapid Prototyping ($50,000 – $260,000)

STRATASYS

- Durable prototypes
- High-performance materials
- Functional tooling


Fortus 250mc


Fortus 400mc


Eden Family


Connex Family

OBJET

- Highly detailed prototypes
- Speed
- Multi-material printing

Direct Digital Manufacturing ($30,000 – $380,000)

STRATASYS

- Finished part production
- High speed and accuracy
- Large parts


Fortus 900mc


Solidscape®

STRATASYS

- Solid wax parts
- High precision
- Highly castable

3D content universe is growing significantly

Multi-year secular growth opportunity

- 14 million total CAD seats
- 5 million 3D CAD seats and growing
- Only 42,500 systems installed[1]


Virtual design
Animation
Medical
CT and MRI scanners
Reverse engineering
3D scanners
CAD
e.g. Mechanical, Architectural, Design
Free 3D modeling
e.g. Google SketchUp
3D Content Printing
Concept Modeling
Fit, Form Prototyping
Functional Prototyping
Direct Digital Manufacturing

[1] 42,541 industrial systems installed at the end of 2010.
Sources: Wohlers Report 2011 and Jon Peddie CAD Report.

Expanded footprint
A global network of resellers and agents



EMEA
89
24
Frankfurt, Germany
Minneapolis, MN, USA
Joint headquarters
Merrimack NH, USA
Baden-Baden, Germany
Billerica MA, USA
Tokyo, Japan
Shanghai, China
Ontario, CA, USA
Rehovot, Israel
Joint headquarters
Hong Kong
Far East
31
61
Bangalore, India
Americas
64
21
KEY
Company Field offices

- Total resellers and agents: 260
- Total channel managers: 42

Expandable customer base with cross-selling opportunities

STRATASYS 3D Printers and Production Systems | OBJET

End Markets	Customers
Aerospace and Defense	Bell Helicopter, DST Control, Parker
Architecture	Autodesk, Coleman Associates
Automotive	Polaris, Ducati, Chrysler, Ford, BMW, Hyundai, Bentley, Jaguar, Mercedes, Audi, Land Rover
Consumer	Avon, Oreck, Maytag, Xerox, The Dial Corp, Snap-on, Unilever, Apple, Fender, P&G, Tesco, Logitech, adidas, Samsung, intel
Educational	UCSF, NeTech, Cornell University, Imperial College London, University of Zurich, Technion
Industrial & Commercial	xerox, Caterpillar, John Deere, Ericsson, hp, Black & Decker, VistaTek.com, 3M, IPF
Medical & Dental	ScriptPro, Honeywell, Medtronic, Smith & Nephew, Bayer, Biorep, Synthes, clearstep
Toys	MCD Racing, LEGO, Playmobil, designworks, Disney, Fisher-Price, Mattel

This list is representative

Technology leadership


Material chemical formulations
Engineering and manufacturing
Chemistry
Mechanics
STRATASYS 3D Printers and Production Systems
OBJET
Electronics
Computer Science
Electronic system development and integration
Software algorithms and user interface

- Extensive know-how in multiple 3D printing technologies
- More than 500 patents granted and pending
- Objet's PolyJet™ technology is the only technology with multi-material 3D printing capability
- Proprietary portfolio of thermoplastic and resin consumables with a wide range of properties
- Significant focus on R&D
- Robust technological platforms that help enable future innovations

Shared culture of innovation

Expanded consumable offering

STRATASYS
3D Printers and Production Systems

Durable
- ABS
- Production-grade
- Realistic parts
- Translucent



Functional
- Anti-static
- High strength
- Manufacturing tools



ISO-Certified
- High strength
- Sterilizable
- Food & drug



High Performance
- Flame retardant
- Chemical-resistant
- Low-toxicity
- Finished parts



OBJET

Rigid
- Basic translucent
- Polypropylene-like
- High-temperature
- ABS-like
- Transparent



Flexible
- High-elongation
- High-elasticity
- Low-modulus



Bio-compatible
- Dental
- Hearing aids
- VeroBio



Composite materials
- Pre-defined Digital Materials™



Management team



Scott Crump
Chairman

- Co-Founder of Stratasys
- CEO, President, and Chairman of Stratasys since its inception in 1988
- Inventor of the Stratasys FDM® Technology
- Co-Founder and Vice President of Sales of IDEA, Inc. from 1982 to 1988, now called SI Technologies, Inc., a manufacturer of force, load and pressure transducers
- Registered professional engineer and received a B.S. degree in mechanical engineering from Washington State University in 1976 and a business degree from the Anderson School of Business Management at UCLA



David Reis
CEO

- CEO of Objet since March 2009
  - Previously served as director of Objet since 2003
- CEO and President of NUR Macroprinters, a wide format printer manufacturer acquired by HP, from February 2006 to March 2008
- Previously CEO and President of ImageID and of Scitex Vision
- M.B.A. from the University of Denver
- B.A. in Economics and Management from the Technion/Israel Institute of Technology

Objet financial overview

3,378
Cumulative units sold

$121m
Total revenue
(2011)

61%
Gross margin
(2011)

$15m
Net income
(2011)


Revenue ($m)
Services
Products
33.9% CAGR 2009–2011
67.5
10.5
57.0
87.9
11.3
76.6
121.1
15.3
105.8
2009
2010
2011
Gross Margin (%)
56.9
61.6
61.2
2009
2010
2011
Operating Margin (%)
12.3
13.8
14.5
2009
2010
2011
Net Income ($m)
39.0% CAGR 2009–2011
7.6
10.4
14.7
2009
2010
2011

Source: F-1, March 22, 2012

STRATASYS
3D Printers and Production Systems

Stratasys financial overview

16,283
Cumulative units sold

$156m
Total revenue
(2011)

54%
Gross margin
(2011)

$22m
Net income
(2011)


Revenue ($m)
Services
Products
25.5% CAGR 2009–2011
99.0
25.1
73.8
122.8
25.4
97.5
155.9
28.4
127.5
2009
2010
2011
Gross Margin (%)
46.9
49.7
54.0
2009
2010
2011
Operating Margin (%)
7.6
16.0
21.4
2009
2010
2011
Net Income ($m)
98.0% CAGR 2009–2011
5.7
13.4
22.5
2009
2010
2011

Source: Supplemental 8-K, 02/11/11 & 02/07/12
Financials are non-GAAP. Reconciliations may be found in Appendix 1.

STRATASYS
3D Printers and Production Systems

Expected synergies & target operating model

Near-term opportunity	– Accretive to cash earnings per share on a non-GAAP basis within the first 12 months after closing
Future revenue synergies	– Cross-selling the complementary product line within the existing combined customer base – Market expansion opportunities driven by an expanded sales reach and combined product portfolio
Operating and tax synergies	– $7m to $8m of annual net cost synergies • Better allocation of current and future resources • Combining sales and marketing functions reduces future hiring needs • Reduction in G&A and corporate overhead – $3m to $4m of annual tax savings
Long-term target operating model	– Revenue growth: 20%+ – Operating margin[1]: 20% to 25% of sales – Effective tax rate[1]: 15% to 20% – Net income margin[1]: 16% to 21% of sales

[1] Non-GAAP.

STRATASYS 3D Printers and Production Systems

Financials for FYE 12/31/11

Selected income statement items ($mm)	STRATASYS	OBJET
Revenue YoY % growth	155.9 32.3%	121.1 37.8%
Gross Profit % margin	82.4 52.9%	74.1 61.2%
EBITDA % margin	39.4 25.2%	20.1 16.6%
EBIT % margin	29.0 18.6%	17.5 14.5%
Tax rate	34.2%	9.8%
Net income % margin	20.6 13.2%	14.7 12.1%
Non-GAAP net income % margin	22.5 14.4%	14.7 (1) 12.1%
Selected balance sheet items ($mm)		
Cash & cash equivalents (2)	67.3	58.4
Debt	0.0	0.0
	Source: FY2011 10-K, supplemental 8-K, 02/07/12	Source: F-1, March 22, 2012

(1) Also reflects GAAP net income, as there are no non-GAAP adjustments
(2) Includes investments

Roadmap to completion

- **Announcement: April 16th, 2012**
- **Stratasys shareholder approval Q3 2012**
- **Satisfaction of regulatory requirements Q3 2012**
- **Transaction expected to be completed Q3 2012**

Combination to create significant shareholder value


Premier portfolio of 3D printing solutions and technology
Financially compelling combination
STRATASYS
3D Printers and Production Systems
OBJET
Exciting growth opportunities
Powerful strategic position

Appendix 1: Reconciliation of Stratasys GAAP to non-GAAP results

($ in millions)	Twelve Months Ended December 31		
	2009	2010	2011
Reconciliation from GAAP Revenue to Non-GAAP Revenue			
GAAP revenue	$99.0	$117.8	$155.9
Fair value of warrant related to OEM agreement (1)	-	5.0	-
Non-GAAP revenue	$99.0	$122.8	$155.9
Reconciliation from GAAP Gross Profit to Non-GAAP Gross Profit			
GAAP gross profit	$46.4	$56.1	$82.4
Fair value of warrant related to OEM agreement (1)	-	5.0	-
Amortization expense related to acquired Solidscape, Inc. intangible assets	-	-	1.2
Revaluation of Solidscape, Inc. inventory at the time of acquisition	-	-	0.6
Non-GAAP gross profit	$46.4	$61.1	$84.1

(1) Represents the fair value of a warrant issued during the first quarter of 2010 in connection with the Hewlett-Packard Company OEM agreement.

Appendix 1: Reconciliation of Stratasys GAAP to non-GAAP results

($ in millions)	Twelve Months Ended December 31 2009	2010	2011
Reconciliation from GAAP Operating Income to Non-GAAP Operating Income			
GAAP operating income	$5.8	$13.5	$29.0
Fair value of warrant related to OEM agreement (1)	-	5.0	-
Stock-based compensation	0.9	1.2	1.6
Restructuring (2)	0.8	-	-
Amortization expense related to acquired Solidscape, Inc. intangible assets	-	-	1.5
Revaluation of Solidscape, Inc. inventory at the time of acquisition	-	-	0.6
Expense for the acquisition of Solidscape, Inc.	-	-	0.6
Non-GAAP operating income	$7.5	$19.7	$33.3

(1) Represents the fair value of a warrant issued during the first quarter of 2010 in connection with the Hewlett-Packard Company OEM agreement.
(2) Represents severance and other related costs associated with Stratasys' restructuring in the first quarter of 2009.

Appendix 1: Reconciliation of Stratasys GAAP to non-GAAP results

($ in millions)	Twelve Months Ended December 31		
	2009	2010	2011
Reconciliation from GAAP Net Income to Non-GAAP Net Income			
GAAP net income	$4.1	$9.4	$20.6
Fair value of warrant related to OEM agreement (1)	-	5.0	-
Stock-based compensation	0.9	1.2	1.6
Restructuring (2)	0.8	-	-
Amortization expense related to acquired Solidscape, Inc. intangible assets	-	-	1.5
Revaluation of Solidscape, Inc. inventory	-	-	0.6
Expense for the acquisition of Solidscape, Inc.	-	-	0.6
Investment impairments (3)	0.4	-	-
Gain on sale of investments (4)	-	-	(1.8)
Tax benefit related to non-GAAP adjustments	(0.5)	(2.2)	(0.6)
Non-GAAP net income	$5.7	$13.4	$22.5

(1) Represents the fair value of a warrant issued during the first quarter of 2010 in connection with the Hewlett-Packard Company OEM agreement.
(2) Represents severance and other related costs associated with Stratasys' restructuring in the first quarter of 2009.
(3) Represents a reduction in the assessed fair values of an auction rate security investment and an equity investment that Stratasys considered to be other than temporary.
(4) Represents a gain of $1.2 million on the sale of an equity investment during the first quarter of 2011 and a gain of $0.6 million on the sale of an auction rate security during the third quarter of 2011.

Appendix 1: Reconciliation of Stratasys GAAP to non-GAAP results

($ in millions)	FYE 2011
Reconciliation from GAAP Net Income to EBIT	
GAAP net income	$20.6
Income tax expense	10.7
Interest income, net	(0.9)
Foreign currency transaction losses, net	0.9
Other income, net	(2.3)
EBIT	$29.0
Reconciliation from EBIT to EBITDA	
EBIT	$29.0
Depreciation	5.9
Amortization	4.5
EBITDA	$39.4

Appendix 2: Reconciliation of Objet GAAP to non-GAAP results

($ in millions)	FYE 2011
Reconciliation from GAAP Net Income to EBIT	
GAAP net income	$14.7
Income tax expense	1.6
Finance expense	1.2
EBIT	$17.5
Reconciliation from EBIT to EBITDA	
EBIT	$17.5
Depreciation	2.6
Amortization	-
EBITDA	$20.1